UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 3, 2020

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01 per share	HUN	New York Stock Exchange
Huntsman International LLC	NONE	NONE	NONE

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 3, 2020, Huntsman International LLC, a wholly-owned subsidiary of Huntsman Corporation (“Huntsman”), completed the previously announced sale of its chemical intermediates businesses, which included PO/MTBE, and its surfactants businesses (collectively, the “Chemical Intermediates Businesses”). The sale of the Chemical Intermediates Businesses was made pursuant to an Equity and Asset Purchase Agreement dated August 7, 2019 (as amended, waived, supplemented, modified or restated from time to time) with Indorama Ventures Holdings L.P., a Delaware limited partnership (“Indorama”), and Indorama Ventures Public Company Limited, a public company organized and existing under the laws of the Kingdom of Thailand and parent to Indorama.

The total purchase price was approximately $1.93 billion, which included estimated adjustments to the purchase price for working capital, plus the transfer of up to approximately $76 million in net underfunded pension and other post-employment benefit liabilities. The final purchase price remains subject to post-closing adjustments for deviations from net working capital, net indebtedness and assumed pension liability targets.

On January 5, 2020, Huntsman issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(b)         Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c)         Exhibits.

Number	Description of Exhibits

99.1	Press release dated January 5, 2020.

99.2	Huntsman Corporation and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2019

Huntsman Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2018

Huntsman Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2017

Huntsman Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2016

Huntsman International LLC and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2019

Huntsman International LLC and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2018

Huntsman International LLC and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2017

Huntsman International LLC and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2016

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntsman Corporation Huntsman International LLC

By:	/s/ Sean Douglas
Name:	Sean Douglas
Title:	Executive Vice President and Chief Financial Officer

Date:  January 9, 2020

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